Exhibit 10.2

FIRST AMENDMENT TO REAL ESTATE SALE AGREEMENT

This FIRST AMENDMENT TO REAL ESTATE SALE AGREEMENT (this “First Amendment”) is dated to be effective as of December 17, 2021 by and between DRI/CA TEMPE, LLC, a Delaware limited liability company (the “Seller”), and 1000 EAST APACHE OWNER, LLC, a Delaware limited liability company (the “Purchaser”).

RECITALS

A. Purchaser and Seller entered into that certain Real Estate Sale Agreement dated as of December 10, 2021 (the “Purchase Agreement”), for the sale of certain real property located at 1000 E. Apache Boulevard in Tempe, Arizona (capitalized terms used in this First Amendment and otherwise not defined shall have the meanings given in the Purchase Agreement).

B. The Seller and Purchaser desire to amend the Purchase Agreement, as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and Purchaser do hereby amend the Purchase Agreement, effective as of the date of this First Amendment, as follows:

1. Covenants of the Seller; Leasing Repots. Section 6(d)(1)(v) of the Purchase Agreement is deleted in its entirety and replaced with the following:

“(v) Seller shall provide Purchaser with a leasing report, dated as of December 17, 2021, delineating the number of the leases executed at the Premises for the 2022/2023 academic year, unit type, gross lease rate, additional other income, and any concessions.”

2. Documents to be Delivered to the Purchaser at Closing.

a.	Section 14(j) of the Purchase Agreement is deleted in its entirety and replaced with the following:

“(j) Certified Rent Rolls. The Rent Rolls for the Premises, certified by an authorized officer, manager or member of Seller, dated no earlier than as of December 17, 2021.”

b.	Section 14(l) of the Purchase Agreement is deleted in its entirety and replaced with the following:

“(l) A/R Report. A current accounts receivable report for the Property, dated no earlier than as of December 17, 2021.”

c.	Section 14(m) of the Purchase Agreement is deleted in its entirety and replaced with the following:

“(m) A/P Report. A current accounts payable report for the Property, dated no earlier than as of December 17, 2021.”

d.	Section 14(n) of the Purchase Agreement is deleted in its entirety and replaced with the following:

“(n) Aged Delinquency Report. A current aged delinquency report for the Property, dated no earlier than as of December 17, 2021.”

e.	Section 14(o) of the Purchase Agreement is deleted in its entirety and replaced with the following:

“(o) Weekly Leasing Report. A current Leasing Report for the Property, dated no earlier than as of December 17, 2021.”

3. Interpretation of Purchase Agreement and First Amendment. The Purchase Agreement is hereby modified and supplemented. Whenever there exists a conflict between the Purchase Agreement and this First Amendment, the provisions of this First Amendment shall control. Except as amended and supplemented hereby, the Purchase Agreement is unamended and in full force and effect.

4. Binding Agreement. Each person executing this First Amendment on behalf of a Party represents and warrants that he or she has the authority to do so and to bind such Party.

5. Counterparts. The Parties agree that this First Amendment may be executed by the Parties in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this First Amendment may be transmitted by e-mail and signatures so transmitted shall be deemed to be originals for all purposes.

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IN WITNESS WHEREOF, Seller and Purchaser have duly executed this First Amendment effective as of the date first written above.

SELLER:

DRI/CA TEMPE, LLC, a Delaware limited liability company

By:	/s/ James Reiland
Name: James Reiland
Title: Authorized Signatory

By:	/s/ Cheng Chen
Name: Cheng Chen
Title: Authorized Signatory

PURCHASER:

1000 EAST APACHE OWNER, LLC a Delaware limited liability company

By:	/s/Jason W. Geer

Name:	Jason W. Geer
Title:	Vice President

Signature Page - First Amendment to Real Estate Sale Agreement